SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 25, 2004

Date of report (Date of earliest event reported)

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3797 Spinnaker Court Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 656-3333

N/A

(Former name and former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 25, 2004, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX’s financial results for its first fiscal quarter, ended February 29, 2004. The full text of SYNNEX’s press release is furnished herewith as Exhibit 99.1.

Exhibit	Description
99.1	Press Release dated March 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2004

SYNNEX CORPORATION

By:	/s/ SIMON LEUNG
Simon Leung
General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document
Exhibit 99.1	Press Release issued March 25, 2004.